SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

               Current Report Under Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report                              April 11, 2006

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)



Item 1.01

On April 11, 2006, the Company received a signed copy of the attached Second Amendment to Forbearance Agreement between the Company and United Bank, the terms of which were agreed to in principal on March 16, 2006, as reported in the Company's Form 10-Q filed on March 17, 2006, which description is incorporated herein by reference. The date of the agreement is March 30, 2006, but the formal conclusion was delayed by administrative issues.

Item 9.01

See attached Second Amendment to Forbearance Agreement dated as of March 30,
2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated
                               -----------------------------------
                                           Registrant
Date:  April 11, 2006
                                /s/ FRANK E. WILLIAMS, III
                               -----------------------------------
                                Frank E. Williams, III, President